UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  November 2, 2009

ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 4300 Dallas, Texas 75201-3331
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION INCLUDED IN THE REPORT
Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE

EXHIBIT INDEX
ENSCO International Incorporated Form of Indemnification Agreement with Non-Employee Directors.
ENSCO International Incorporated Form of Indemnification Agreement with Executive Officers.
ENSCO International Incorporated Form of Indemnification Agreement with Daniel W. Rabun.
ENSCO International Incorporated Form of Indemnification Agreement with John Mark Burns.
ENSCO International Incorporated 2005 Long-Term Incentive Plan, as Revised and Restated for Amendments Effective as of November 3, 2009.
Form of Ensco Performance-Based Long-Term Incentive Award Summary.
Form of ENSCO International Incorporated 2005 Long-Term Incentive Award Terms and Conditions and Acceptance Agreement.

INFORMATION INCLUDED IN THE REPORT
Item 1.01 Entry into a Material Definitive Agreement.
        On November 2, 2009, the Nominating, Governance and Compensation Committee (the "Committee") of the Board of Directors (the "Board") of ENSCO International Incorporated (the "Company") approved forms of indemnification agreements for the Company's directors and executive officers and authorized the Company to enter into the indemnification agreements with each such director and executive officer. The agreements supplement the indemnification rights under the Company's amended and restated certificate of incorporation and restated bylaws and are intended to clarify that such rights are contract rights notwithstanding any subsequent amendment to such certificate of incorporation or bylaws. The agreements provide, among other things, for mandatory indemnification against liabilities as well as mandatory advancement and reimbursement of all reasonable expenses that may be incurred by the indemnitees in various legal proceedings arising out of their service as directors and executive officers to the fullest extent authorized by the General Corporation Law of the State of Delaware and any amendments thereto.

        The indemnification agreements also set out the process for determining entitlement to indemnification, the conditions to advancement of expenses, the procedures for enforcement of indemnification rights, the limitations on indemnification and requirements relating to the notice and defense of claims for which indemnification is sought.

        The foregoing summary is not complete and is qualified in its entirety by reference to the forms of indemnification agreements including (i) form of indemnification agreement with non-employee directors, (ii) form of indemnification agreement with executive officers, (iii) form of indemnification agreement with Daniel W. Rabun and (iv) form of indemnification agreement with John Mark Burns, copies of which are attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and incorporated into this report by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ENSCO International Incorporated 2005 Long-Term Incentive Plan
        On November 3, 2009, the Board approved amendments to the Company's 2005 Long-Term Incentive Plan (as amended, the "LTIP") to, among other things, effective as of November 3, 2009: (i) in addition to other forms of awards available under the LTIP, provide for a type of performance award ("Performance Unit Awards") payable in shares of common stock of the Company, cash or the combination of the above upon attainment of specified performance goals (the "Performance Goals") based on relative Total Stockholder Return ("TSR") and absolute and relative Return on Capital Employed ("ROCE") and (ii) clarify and revise the circumstances for payout of a participant's awards under the LTIP upon a change in control of the Company.

        The inclusion of Performance Unit Awards in the LTIP constituted culmination of a project that began in early 2009 pursuant to which the Committee, working in conjunction with its compensation consultants Pearl, Meyer & Partners, decided to implement a long-term (three-year) performance-based compensation program that initially would be applicable to certain of the Company's executive officers and would be based upon three financial performance measurements, two of which would be on a relative basis with reference to a defined group of peer companies and one of which would be on an absolute basis. Following due consideration during Committee meetings held in April, May and August 2009, the LTIP amendments were finalized during the Committee meetings held on November 2 and November 3, 2009 and approved by the Board on November 3, 2009.

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        Under the LTIP, if a participant was granted a Performance Unit Award for a Performance Period (as defined in the LTIP) and his or her employment with the Company terminates during the Performance Period by reason of death, permanent or total disability or retirement, the specific targets related to the participant's Performance Goals for that period will be deemed to have been achieved to the target level of performance. If a participant resigns before his or her normal retirement age or is terminated for any reason before the participant's Performance Unit Award is certified by the Committee, he or she will forfeit all unpaid amounts under the LTIP. Notwithstanding the foregoing, if a participant's employment is terminated without cause or the participant resigns for good reason within the two-year period following a change in control of the Company, the specific targets related to the participant's Performance Goals for that period will be deemed to have been achieved to the target level of performance. Breaches by a participant of the Company's Code of Business Conduct (Ethics) Policy and certain other violations could result in disqualification of a participant from earning the Performance Unit Awards or receiving payments thereunder.

        The foregoing summary is not complete and is qualified in its entirety by reference to the LTIP, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated into this report by reference.

        As respects the initial Performance Unit Awards, the Executive Compensation Subcommittee of the Committee decided to implement the three-year cycle so that the Performance Unit Award payments would commence on a scaled basis during 2010. As respects the Chief Executive Officer, the awards were approved by the Executive Compensation Subcommittee on November 3, 2009, following consultation with, and concurrence by, the Company's independent directors in accordance with the provisions of the Committee Charter.

      On November 3, 2009, the Executive Compensation Subcommittee of the Committee established the Performance Period, Performance Goals and amounts of three Performance Unit Awards under the LTIP for certain executive officers of the Company, including Messrs. Daniel W. Rabun, William S. Chadwick, Jr. and James W. Swent III. The Performance Unit Awards are based on TSR and ROCE. The first Performance Unit Awards were granted under the LTIP for the Performance Period beginning January 1, 2007 and ending December 31, 2009 as follows:

Performance Unit Awards (Performance Period of January 1, 2007 - December 31, 2009)
Measure	Weight		Threshold	Target	Maximum

Relative TSR(1)(3)	50%	Rank Award Multiplier Award $ (Mr. Rabun) Award $ (Mr. Chadwick) Award $ (Mr. Swent)	9 of 11 0.25 $69,750 $47,313 $25,417	6 of 11 1.00 $279,000 $189,250 $101,667	1 of 11 2.33 $650,070 $440,953 $236,883

Relative ROCE(2)(3)	25%	Rank Award Multiplier Award $ (Mr. Rabun) Award $ (Mr. Chadwick) Award $ (Mr. Swent)	9 of 11 0.25 $34,875 $23,656 $12,708	6 of 11 1.00 $139,500 $94,625 $50,833	1 of 11 2.33 $325,035 $220,476 $118,442

Absolute ROCE(2)	25%	Percentage Achieved Award Multiplier Award $ (Mr. Rabun) Award $ (Mr. Chadwick) Award $ (Mr. Swent)	8% 0.00 $0 $0 $0	12% 1.00 $139,500 $94,625 $50,833	>18% 2.33 $325,035 $220,476 $118,442
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The second Performance Unit Awards were granted under the LTIP for the Performance Period beginning January 1, 2008 and ending December 31, 2010 as follows:
Performance Unit Awards (Performance Period of January 1, 2008 - December 31, 2010)
Measure	Weight		Threshold	Target	Maximum

Relative TSR(1)(3)	50%	Rank Award Multiplier Award $ (Mr. Rabun) Award $ (Mr. Chadwick) Award $ (Mr. Swent)	9 of 11 0.25 $139,500 $94,625 $50,833	6 of 11 1.00 $558,000 $378,500 $203,333	1 of 11 2.33 $1,300,140 $881,905 $473,767

Relative ROCE(2)(3)	25%	Rank Award Multiplier Award $ (Mr. Rabun) Award $ (Mr. Chadwick) Award $ (Mr. Swent)	9 of 11 0.25 $69,750 $47,313 $25,417	6 of 11 1.00 $279,000 $189,250 $101,667	1 of 11 2.33 $650,070 $440,953 $236,883

Absolute ROCE(2)	25%	Percentage Achieved Award Multiplier Award $ (Mr. Rabun) Award $ (Mr. Chadwick) Award $ (Mr. Swent)	8% 0.00 $0 $0 $0	12% 1.00 $279,000 $189,250 $101,667	>18% 2.33 $650,070 $440,953 $236,883
The third Performance Unit Awards were granted under the LTIP for the Performance Period beginning January 1, 2009 and ending December 31, 2011 as follows:
Performance Unit Awards (Performance Period of January 1, 2009 - December 31, 2011)
Measure	Weight		Threshold	Target	Maximum

Relative TSR(1)(3)	50%	Rank Award Multiplier Award $ (Mr. Rabun) Award $ (Mr. Chadwick) Award $ (Mr. Swent)	9 of 11 0.25 $209,250 $141,938 $76,250	6 of 11 1.00 $837,000 $567,750 $305,000	1 of 11 2.33 $1,950,210 $1,322,858 $710,650

Relative ROCE(2)(3)	25%	Rank Award Multiplier Award $ (Mr. Rabun) Award $ (Mr. Chadwick) Award $ (Mr. Swent)	9 of 11 0.25 $104,625 $70,969 $38,125	6 of 11 1.00 $418,500 $283,875 $152,500	1 of 11 2.33 $975,105 $661,429 $355,325

Absolute ROCE(2)	25%	Percentage Achieved Award Multiplier Award $ (Mr. Rabun) Award $ (Mr. Chadwick) Award $ (Mr. Swent)	8% 0.00 $0 $0 $0	12% 1.00 $418,500 $283,875 $152,500	>18% 2.33 $975,105 $661,429 $355,325
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(1)	Total Stockholder Return (TSR) is defined as (i) dividends paid during the Performance Period plus the ending share price of the Performance Period minus the beginning share price of the Performance Period, (ii) divided by the beginning share price of the Performance Period. Beginning and ending share prices are based on the average closing prices during the quarter preceding the Performance Period and the final quarter of the Performance Period.
(2)	Return on capital employed (ROCE) is defined as (i) net income, adjusted for any nonrecurring gains and losses, plus after-tax net interest expense, divided by (ii) total equity as of January 1 of the respective year plus the average of the long-term debt balances as of January 1 and December 31 of the respective year.
(3)	The Company's relative performance will be evaluated against a group of 10 peer companies, consisting of Atwood Oceanics, Inc., Diamond Offshore Drilling, Inc., Helmerich & Payne, Inc., Hercules Offshore, Inc., Nabors Industries Ltd., Noble Corporation, Parker Drilling Company, Pride International, Inc., Rowan Companies, Inc. and Transocean Ltd. If the group decreases in size during the Performance Period, as a result of mergers, acquisitions or economic conditions, the following table will be used to determine the appropriate multiplier to be applied to the target award amount for the two relative Performance Goals.

Rank Against Peers	Multiplier (10 Peers)	Multiplier (9 Peers)	Multiplier (8 Peers)	Multiplier (7 Peers)
1	2.33	2.33	2.33	2.33
2	2.04	2.00	2.00	1.95
3	1.78	1.70	1.66	1.55
4	1.52	1.40	1.33	1.15
5	1.26	1.10	1.00	0.85
6	1.00	0.90	0.70	0.425
7	0.75	0.60	0.35	0.00
8	0.50	0.30	0.00	0.00
9	0.25	0.00	0.00
10	0.00	0.00
11	0.00
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        The rankings for Relative TSR and Relative ROCE include a corresponding multiplier set forth in footnote (3) above that will be applied to the Target award amount to determine the actual award earned based on the Company's rank among the peer companies. The multiplier for Absolute ROCE performance will be prorated between Threshold and Target and between Target and Maximum, as applicable.

        The foregoing summary is not complete and is qualified in its entirety by reference to the terms of the Form of Ensco Performance-Based Long-Term Incentive Award Summary, a copy of which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated into this report by reference, and the Form of ENSCO International Incorporated 2005 Long-Term Incentive Award Terms and Conditions Acceptance Agreement, a copy of which is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number
10.1	ENSCO International Incorporated Form of Indemnification Agreement with Non-Employee Directors.
10.2	ENSCO International Incorporated Form of Indemnification Agreement with Executive Officers.
10.3	ENSCO International Incorporated Form of Indemnification Agreement with Daniel W. Rabun.
10.4	ENSCO International Incorporated Form of Indemnification Agreement with John Mark Burns.
10.5	ENSCO International Incorporated 2005 Long-Term Incentive Plan, as Revised and Restated for Amendments Effective as of November 3, 2009.
10.6	Form of Ensco Performance-Based Long-Term Incentive Award Summary.
10.7	Form of ENSCO International Incorporated 2005 Long-Term Incentive Award Terms and Conditions and Acceptance Agreement
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SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2009

ENSCO International Incorporated

/s/ CARY A. MOOMJIAN, JR. Cary A. Moomjian, Jr. Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	ENSCO International Incorporated Form of Indemnification Agreement with Non-Employee Directors.
10.2	ENSCO International Incorporated Form of Indemnification Agreement with Executive Officers.
10.3	ENSCO International Incorporated Form of Indemnification Agreement with Daniel W. Rabun.
10.4	ENSCO International Incorporated Form of Indemnification Agreement with John Mark Burns.
10.5	ENSCO International Incorporated 2005 Long-Term Incentive Plan, as Revised and Restated for Amendments Effective as of November 3, 2009.
10.6	Form of Ensco Performance-Based Long-Term Incentive Award Summary.
10.7	Form of ENSCO International Incorporated 2005 Long-Term Incentive Award Terms and Conditions and Acceptance Agreement.
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